UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010
POWERSECURE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court,
Wake Forest, North Carolina	27587

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On September 8, 2010, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company will present at the Merriman Investor Summit being held at the InterContinental New York Times Square Hotel in New York, New York on November 16, 2010, at 11:00 a.m. Eastern time, and at the Maxim Group Growth Conference being held at the Grand Hyatt Hotel, Grand Central Station in New York, New York on November 18, 2010, at 9:00 a.m. Eastern time (the “Conferences”). The Company’s presentation and participation at this Conferences will be led by Christopher T. Hutter, the Executive Vice President and Chief Financial Officer of the Company, and will include information about the business, operations, financial results, strategic initiatives and prospects of the Company.
A copy of the press release issued by the Company announcing the Company’s participation at the Conferences is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The slide presentation to be given at the Conferences, along with a link to the audio webcast to the Conferences, is available on the Investor Relations section of the Company’s website at www.powersecure.com, and a copy of the slide presentation is filed herewith as Exhibit 99.2 and incorporated herein by this reference. Sidney Hinton, the President and Chief Executive Officer of the Company, and Mr. Hutter may also be giving this slide presentation from time to time, on and after the date this Report is filed, to other investors, investment analysts and other members of the financial and investment community.
The slide presentation filed herewith as Exhibit 99.2 contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission.
The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release of PowerSecure International, Inc., issued November 10, 2010, announcing its participation at the Merriman Investor Summit and the Maxim Group Growth Conference

99.2	Investment Slide Presentation of PowerSecure International, Inc., dated November 16-18, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
POWERSECURE INTERNATIONAL, INC.
By: /s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President and Chief Financial Officer
Dated: November 15, 2010

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